U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2018 (October 18, 2018)

AKERS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-36268	22-2983783
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

201 Grove Road

Thorofare, New Jersey USA 08086

(Address of principal executive offices, including zip code)

(856) 848-8698

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2018, Richard C. Tarbox III submitted to the board of directors (the “Board”) of Akers Biosciences, Inc., (the “Company”) his resignation from his positions as interim Non-Executive Chairman of the Board, as Secretary of the Company, as a member of the Board and as a member of each of the committees of the Board upon which he serves, effective immediately.  Mr. Tarbox’s resignation was voluntary and as a result of his other business commitments, and not a result of any disagreement with the Company or its executive officers on any matter relating to the Company’s operations, policies or practices.

On October 19, 2018, as a result of Mr. Tarbox’s resignation from the Board and its committees the Board appointed Joshua Silverman to its Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, having determined that he satisfies all applicable requirements to serve on such committees, including without limitation the applicable requirements of NASDAQ.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Following Mr. Tarbox’s resignation as interim Non-Executive Chairman of the Board to facilitate the election of its permanent Chairman the Company has approved an amendment (the "Amendment") to the Company’s Amended and Restated Bylaws, as amended (the "By-laws"), to provide that the Board of Directors may elect an Executive Chairman of the Board, a Non-Executive Chairman of the Board, and a Lead Independent Director of the Board, from among its members.

The foregoing descriptions of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the Amendment, a copy of which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment to Amended and Restated By-Laws, dated October 19, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERS BIOSCIENCES, INC.

Date: October 19, 2018	By:	/s/ Howard R. Yeaton
Howard R. Yeaton
Chief Executive Officer